Exhibit 10.11

Schedule of Indemnification Agreements

1.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and David A. Perdue.

2.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and Bradley I. Dietz.

3.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and Jeffrey J. Keenan.

4.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and Scott L. Graves.

5.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and Kenneth Liang.

6.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and Michael T. Gannaway.

7.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and Michael R. Harmon.

8.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and A. Allen Oakley.

9.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and Scott E. Shimizu.

10.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and Richard A. Grissinger.

11.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and John F. Sterling.

12.	Indemnification Agreement dated as of November 19, 2002 entered into between Pillowtex Corporation and Thomas D. D’Orazio.